UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7605

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is an amendment to the Current Report on Form 8-K of Walter Investment Management Corp. (the “Company”) dated January 31, 2013 and filed with the Securities and Exchange Commission (the “SEC”) on February 6, 2013 (the “Original 8-K”). As reported in the Original 8-K, on January 31, 2013, the Company acquired from Residential Capital, LLC (“ResCap”), in a bankruptcy auction, ResCap’s Fannie Mae mortgage servicing rights and related advances and ResCap’s mortgage originations and capital markets platforms (collectively, the “Walter Assets”), and assumed certain liabilities relating thereto. The Company filed unaudited pro forma condensed combined financial information relating to the acquisition of the Walter Assets (the “Original ResCap Pro Formas”) as Exhibit 99.2 to the Original 8-K.

As previously reported in the Company’s Current Report on Form 8-K dated May 31, 2013 and filed with the SEC on June 6, 2013, the Company’s management concluded that certain previously filed historical financial information of Reverse Mortgage Solutions, Inc. (“RMS”), which is now an indirect wholly-owned subsidiary of the Company following its acquisition by the Company (the “RMS Acquisition”), should no longer be relied upon.

The purpose of this Amendment is to correct the Original ResCap Pro Formas, which contain information relating to RMS and the RMS Acquisition, by replacing Exhibit 99.2 to the Original 8-K with the unaudited pro forma condensed combined financial information filed as Exhibit 99.1 to this Amendment. In addition, the Company is filing updated financial information reflecting the Company’s acquisition of the Walter Assets, as described in Item 8.01 below. Apart from the foregoing, no changes have been made to the information set forth in the Original 8-K.

Item 8.01 Other Events.

As described in the Explanatory Note above, the Company is filing as Exhibits 99.2 and 99.3 to this Amendment the following updated financial information relating to the Company’s acquisition of the Walter Assets, and which also contain information relating to RMS and the RMS Acquisition:

•	Audited Statements of Assets Acquired and Liabilities Assumed of Certain Servicing & Origination Operations, a Component of Residential Capital, LLC as of December 31, 2012 and 2011, and the related Statements of Revenues and Direct Operating Expenses for the three years in the period ended December 31, 2012; and

•	Unaudited pro forma condensed combined balance sheet as of December 31, 2012 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.

The pro forma financial information filed herewith gives effect to certain pro forma events related to the acquisition of the Walter Assets. The pro forma financial information has been presented for informational purposes only. The pro forma information does not purport to project the future financial position or operating results of the combined post-acquisition company.

In connection with the updated pro forma financial information described in this Item 8.01, the Company is also filing as Exhibit 99.4 updated audited financial statements of RMS.

The Company is providing the historical financial information set forth above with respect to the Walter Assets in lieu of the complete stand-alone historical financial statements specified in Rule 3-05 of Regulation S-X, and Rules 3-01 and 3-02 of Regulation S-X as they relate thereto. ResCap never managed the Walter Assets as a stand-alone business and separate financial statements for the business covered by the Walter Assets were never produced by ResCap, and ResCap’s independent auditors did not historically audit or report separately on the operations of the Walter Assets. In addition, sufficient historical information to prepare complete stand-alone historical financial statements of the Walter Assets as specified in Rule 3-05 of Regulation S-X, and Rules 3-01 and 3-02 of Regulation S-X as they relate thereto, is not available. As a result, the Company is unable to prepare such stand-alone financial statements without unreasonable effort and expense. Management of the Company believes that the omission of the complete stand-alone financial statements and other financial information for the acquisition of the Walter Assets would not have a material impact on a reader’s understanding of the Company’s financial results and condition and related trends.

As a result of the acquisition of the Walter Assets, the Company’s originations business became a reportable segment, or the Originations segment. Activity related to the originations business prior to the acquisition of the Walter Assets primarily consisted of brokerage operations and was included in the Other segment. The acquisition of the Walter Assets directly attributed to the increase in net gains on sales of loans and income before income taxes from the Originations segment of $309.8 million and $180.2 million, for the six months ended June 30, 2013 as compared to the six months ended June 30, 2012, respectively. The Company utilizes master repurchase agreements to support the origination and purchase of mortgage loans with an aggregate capacity of $2.0 billion at June 30, 2013 of which $1.6 billion was utilized. In support of the Originations segment, $5.3 billion of cash was used to purchase and originate mortgage loans, partially offset by $3.8 billion in cash proceeds from the sales of and payments on mortgage loans, which was reported as net cash used in operations for the six months ended June 30, 2013.

Forward-Looking Statements

This report (including the exhibits and attachments hereto) contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the combined company reflecting the acquisition of the Walter Assets and assumption of related liabilities, and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. Factors that could cause the Company’ results to differ materially from current expectations include, but are not limited to factors detailed in the Company’s 2012 Annual Report on Form 10-K and other reports filed with the SEC. Investors and security holders may obtain free copies of documents filed by the Company with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company at www.walterinvestment.com. The Company does not assume any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information with respect to the Company’s acquisition of the Walter Assets is filed as Exhibit 99.1 hereto.

•	Unaudited pro forma condensed combined balance sheet as of September 30, 2012;

•	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012; and

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, regarding the financial statements of a Component of Residential Capital, LLC.

23.2	Consent of McConnell & Jones, LLP, Independent Registered Public Accounting Firm.

99.1	Unaudited pro forma condensed combined balance sheet as of September 30, 2012; unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012; and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011.

99.2	Audited Statements of Assets Acquired and Liabilities Assumed of Certain Servicing & Origination Operations, a Component of Residential Capital, LLC as of December 31, 2012 and 2011, and the related Statements of Revenues and Direct Operating Expenses for the three years in the period ended December 31, 2012.

99.3	Unaudited pro forma condensed combined balance sheet as of December 31, 2012 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.

99.4	Audited Consolidated Balance Sheet as of December 31, 2012 and the related Consolidated Statements of Operations, Changes in Stockholders’ Equity, and Cash Flows for the period from November 1, 2012 to December 31, 2012 and the Consolidated Statements of Operations, Changes in Stockholders’ Equity, and Cash Flows for the period from January 1, 2012 to October 31, 2012 for Reverse Mortgage Solutions, Inc. and Subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: September 24, 2013	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, regarding the financial statements of a Component of Residential Capital, LLC.

23.2	Consent of McConnell & Jones, LLP, Independent Registered Public Accounting Firm.

99.1	Unaudited pro forma condensed combined balance sheet as of September 30, 2012; unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012; and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011.

99.2	Audited Statements of Assets Acquired and Liabilities Assumed of Certain Servicing & Origination Operations, a Component of Residential Capital, LLC as of December 31, 2012 and 2011, and the related Statements of Revenues and Direct Operating Expenses for the three years in the period ended December 31, 2012.

99.3	Unaudited pro forma condensed combined balance sheet as of December 31, 2012 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.

99.4	Audited Consolidated Balance Sheet as of December 31, 2012 and the related Consolidated Statements of Operations, Changes in Stockholders’ Equity, and Cash Flows for the period from November 1, 2012 to December 31, 2012 and the Consolidated Statements of Operations, Changes in Stockholders’ Equity, and Cash Flows for the period from January 1, 2012 to October 31, 2012 for Reverse Mortgage Solutions, Inc. and Subsidiaries.